SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                June 20, 2000
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                     (Date of earliest event reported)



                          Commonwealth Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)



Pennsylvania                          0-27942                  23-2828883
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)




2 West Lafayette Street, Norristown, Pennsylvania                19401
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(Address of principal executive offices)                       (Zip Code)



                                (610) 251-1600
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           (Registrant's telephone number, including area code)




                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)







Item 5.  Other Events

    On June 20, 2000, Commonwealth Bancorp, Inc. announced that its Board of Directors has declared a cash dividend of $0.11 per share of common stock, payable on June 14, 2000 to stockholders of record at the close of business on June 30, 2000. On June 20, 2000, the Board of Directors also announced that has authorized the repurchase of up to 550,000 shares, or approximately 5 percent, of its outstanding common stock. For additional information, reference is made to the Press Releases, each dated June 20, 2000, which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99.1      Press Release dated June 20, 2000
         99.2      Press Release dated June 20, 2000

















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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COMMONWEALTH BANCORP, INC.



Date: June 21,  2000              By:  /s/Charles M. Johnston
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                                       Charles M. Johnston
                                       Chief Financial Officer
























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